Prime Credit Card Master Trust					10-Nov-04
					05:00 PM
Settlement Statement
-	-	--

Distribution Date:					15-Nov-04

Monthly Period:		October 2004
		03-Oct-04
		30-Oct-04

(i) Collections					$364,976,188
Finance Charge					43,102,283
Principal					321,873,905

(ii) Investor Percentage - Principal Collections					30-Oct-04

	Series 2000-1				24.9%
	A				20.9%
	B				2.0%
	C				2.0%

	Series 1992-3				3.8%
	A				3.1%
	B				0.7%

(iii) Investor Percentage - Finance Charge Collections, Receivables

	Series 2000-1				24.9%
	A				20.9%
	B				2.0%
	C				2.0%

	Series 1992-3				3.8%
	A				3.1%
	B				0.7%

(iv) Distribution Amount per $1,000				15-Nov-04

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.063
	A				0.076
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$5,002.78

(v) Allocation to Principal per $1,000				15-Nov-04

	Series 2000-1				$0.000
	A				0.000
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed				$0.00
	Series 2000-1				$0.00
	Series 1992-3				$0.00

(vi) Allocation to Interest per $1,000				15-Nov-04

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.063
	A				0.076
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$5,002.78

(vii) Investor Default Amount

	Series 2000-1				$2,871,632.05
	A				$2,412,122.68
	B				229,754.69
	C				229,754.69

	Series 1992-3				$79,680.63
	A				$65,736.52
	B				$13,944.11

(viii) Investor Charge Offs
			Charge Offs		Reimbursements
	Series 2000-1		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00
	C		0.00		0.00

	Series 1992-3		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00

(ix) Servicing Fee

	Series 2000-1				$793,666.67
	A				666,666.67
	B				63,500.00
	C				63,500.00

	Series 1992-3				$20,579.82
	A				16,978.35
	B				3,601.47

(x) Deficit Controlled Amortization Amount

	Series 2000-1				$0.00
	A				0.00
	B				0.00
	C				0.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xi) Receivables in Trust			30-Oct-04		$1,993,640,181.88
Principal Receivables in Trust					$1,905,720,649.86

(xii) Invested Amount			30-Oct-04

	Series 2000-1				$476,200,000.00
	A				400,000,000.00
	B				38,100,000.00
	C				38,100,000.00

	Series 1992-3				$169,576,094.28
	A				139,900,277.78
	B				29,675,816.50

(xiii) Enhancement					NA

(xiv) Pool Factor					NA

(xv) Yield Factor					11.065%
Finance Charge Receivables Factor					4.410%

(xvi) Payout Event

	Series 2000-1				NO
	Series 1992-3				NO

(xvii) Other

	Delinquency

	Current			92.06%	$1,711,709,002
	1-29 days			3.80%	$70,614,451
	30-59 days			1.21%	$22,395,469
	60-89 days			0.76%	$14,130,960
	90-119 days			0.66%	$12,286,009
	120-149 days			0.63%	$11,760,651
	150 days +			0.88%	$16,392,198
	Total			100.00%	$1,859,288,740

	Balance in Principal Funding Account			30-Oct-04	$0

Last Updated on 11/15/04
By Federated